UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRUB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 10, 2020, Grubhub Inc., a Delaware corporation (“Grubhub” or the “Company”), entered into an Agreement and Plan of Merger (the “Initial Merger Agreement”) with Just Eat Takeaway.com N.V., a public company with limited liability (naamloze vennootschap) incorporated under the laws of the Netherlands (“Parent”), Checkers Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Checkers Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub II” and together with Merger Sub, the “Merger Subs”), which was subsequently amended by that certain First Amendment to the Merger Agreement, by and among Parent, the Merger Subs and the Company, dated September 4, 2020 (the “First Amendment” and, together with the Initial Merger Agreement, the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Initial Merger”), with the Company continuing as the surviving company in the Merger (the “Initial Surviving Company”). Immediately thereafter, the Initial Surviving Company will merge with and into Merger Sub II (the “Subsequent Merger” and, together with the Initial Merger, the “Mergers”), with Merger Sub II continuing as the surviving company.

On March 12, 2021, the Company, Parent and the Merger Subs entered into that certain Second Amendment to the Merger Agreement (the “Second Amendment”). The Second Amendment provides that each American depositary share of Parent (“Parent ADS”) issued pursuant to the Merger Agreement will represent one-fifth of an ordinary share in the share capital of Parent with a nominal value of €0.04 per share (“Parent Ordinary Share”). The amendments effectuated by the Second Amendment do not affect the exchange ratio used to calculate the merger consideration to which the Company’s stockholders may be entitled under the Merger Agreement.

On and subject to the terms and conditions set forth in the Merger Agreement, as amended by the Second Amendment, at the effective time of the Initial Merger (the “First Effective Time”), each issued and outstanding share of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”) (other than any shares of Company Common Stock owned by the Company and any shares of Company Common Stock owned by Parent, Merger Sub, Merger Sub II or any other direct or indirect wholly owned subsidiary of Parent), will be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Initial Surviving Company (the “Initial Surviving Company Stock”). Each such share of Initial Surviving Company Stock will immediately thereafter be automatically exchanged for 3.355 Parent ADSs, with each Parent ADS representing one-fifth of a Parent Ordinary Share.

In connection with the Mergers, each option that represents the right to acquire shares of Company Common Stock and that is outstanding immediately prior to the First Effective Time (the “Options”), whether or not then vested or exercisable, will at the First Effective Time be converted into an option (the “Assumed Options”) to purchase Parent ADSs (or, as determined by Parent, Parent Ordinary Shares) with respect to that number of Parent ADSs (or Parent Ordinary Shares), rounded down to the nearest number of whole Parent ADSs (or Parent Ordinary Shares), that is equal to the product of (a) the number of shares of Company Common Stock subject to such Option as of immediately prior to the First Effective Time and (b) (i) in the case of Assumed Options in respect of Parent ADSs, 3.355, and (ii) in the case of Assumed Options in respect of Parent Ordinary Shares, 0.6710. The exercise price per share of each Assumed Option will be equal to the exercise price per share of the corresponding Option divided by (A) in the case of Assumed Options in respect of Parent ADSs, 3.355, and (B) in the case of Assumed Options in respect of Parent Ordinary Shares, 0.6710, rounded up to the nearest whole cent. Following the First Effective Time, each Assumed Option shall be subject to such other terms and conditions as applied to the corresponding Option immediately prior to the First Effective Time. In addition, each restricted stock unit award with respect to shares of Company Common Stock that is outstanding immediately prior to the First Effective Time (the “Company RSUs”) will, at the First Effective Time, be converted into a restricted stock unit (each, an “Assumed RSU”) with respect to a number of Parent ADSs (or, as determined by Parent, Parent Ordinary Shares) equal to the number of shares of Company Common Stock subject to such Company RSU immediately prior to the First Effective Time multiplied by (1) in the case of Assumed RSUs in respect of Parent ADSs, 3.355 and (2) in the case of Assumed RSUs in respect of Parent Ordinary Shares, 0.6710 and rounded to the nearest number of whole Parent ADSs (or Parent Ordinary Shares), and otherwise will be subject to the same terms and conditions that applied to the corresponding Company RSU immediately prior to the First Effective Time.

Other than as expressly modified by the Second Amendment, the Initial Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 12, 2020, as amended by the First Amendment, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 4, 2020, remains in full force and effect. The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Second Amendment, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1	Second Amendment, by and among Just Eat Takeaway.com N.V., Checkers Merger Sub I, Inc., Checkers Merger Sub II, Inc. and Grubhub Inc., dated March 12, 2021, to the Agreement and Plan of Merger, by and among Just Eat Takeaway.com N.V., Checkers Merger Sub I, Inc., Checkers Merger Sub II, Inc. and Grubhub Inc., dated June 10, 2020, as amended by the First Amendment to the Agreement and Plan of Merger, by and among Just Eat Takeaway.com N.V., Checkers Merger Sub I, Inc., Checkers Merger Sub II, Inc. and Grubhub Inc., dated as of September 4, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This communication contains “forward-looking statements” regarding Grubhub, Just Eat Takeaway.com or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Grubhub, are made in reliance on the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Grubhub or Just Eat Takeaway.com to terminate the merger agreement; the ability to obtain approval by Grubhub stockholders on the expected schedule or at all; difficulties and delays in integrating Grubhub’s and Just Eat Takeaway.com’s businesses; risks that the proposed merger disrupts Grubhub’s or Just Eat Takeaway.com’s current plans and operations; failing to fully realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; the ability of Grubhub or Just Eat Takeaway.com to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the value of the Just Eat Takeaway.com ordinary shares to be issued in connection with the proposed merger; uncertainty as to the long-term value of the common stock of the combined company following the proposed merger; the continued availability of capital and financing following the proposed merger; the outcome of any legal proceedings that may be instituted against Grubhub, Just Eat Takeaway.com or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Grubhub’s and Just Eat Takeaway.com’s control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Grubhub’s and Just Eat Takeaway.com’s businesses, operations and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Grubhub and Just Eat Takeaway.com’s future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Grubhub and Just Eat Takeaway.com’s business and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Grubhub’s and Just Eat Takeaway.com’s current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Grubhub’s and Just Eat Takeaway.com’s management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Grubhub’s filings with the Securities and Exchange Commission (the “SEC”), including Grubhub’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, Grubhub’s Quarterly Reports on Form 10-Q and any further disclosures Grubhub makes in Current Reports on Form 8-K. Grubhub’s SEC filings are available electronically on Grubhub’s investor website at investors.grubhub.com or the SEC’s website at www.sec.gov. For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please refer to Just Eat Takeaway.com’s non-exhaustive list of key risks and cautionary statements included in Just Eat Takeaway.com’s Annual Report, which is available electronically on Just Eat Takeaway.com’s investor website at www.justeattakeaway.com. Except as required by law, Grubhub and Just Eat Takeaway.com assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Grubhub, Just Eat Takeaway.com or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Just Eat Takeaway.com will file with the SEC a registration statement on Form F-4 to register the shares to be issued in connection with the proposed merger. The registration statement will include a preliminary proxy statement of Grubhub/prospectus of Just Eat Takeaway.com which, when finalized, will be sent to the stockholders of Grubhub seeking their approval of the respective merger-related proposals. Also in connection with the proposed merger, Just Eat Takeaway.com will file with the Netherlands Authority for the Financial Markets (“AFM”) and/or the UK Financial Conduct Authority (“FCA”) a prospectus for the listing and admission to trading on Euronext Amsterdam and/or the admission to listing on the FCA’s Official List and to trading on the London Stock Exchange’s Main Market for listed securities of the shares to be issued in connection with the proposed merger (the “Prospectus”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM F-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM F-4, THE PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, THE AFM AND/OR THE FCA IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRUBHUB, JUST EAT TAKEAWAY.COM AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Grubhub or Just Eat Takeaway.com free of charge through the website maintained by the SEC at www.sec.gov, from Grubhub at its website, investors.grubhub.com, or from Just Eat Takeaway.com at its website www.justeattakeaway.com. The Prospectus, as well as any supplement thereto, will be made available on the website of Just Eat Takeaway.com at its website www.justeattakeaway.com.

Participants in the Solicitation

Grubhub, Just Eat Takeaway.com and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information about Grubhub’s directors and executive officers is available in Grubhub’s proxy statement dated April 9, 2020 for its 2020 Annual Meeting of Stockholders. To the extent holdings of Grubhub securities by directors or executive officers of Grubhub have changed since the amounts contained in the definitive proxy statement for Grubhub’s 2020 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from Grubhub by going to its investor relations page on its corporate website at investors.grubhub.com. Information about Just Eat Takeaway.com’s directors and executive officers and a description of their interests are set forth in Just Eat Takeaway.com’s 2019 Annual Report, which may be obtained free of charge from Just Eat Takeaway.com’s website, www. justeattakeaway.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Grubhub or Just Eat Takeaway.com using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended and applicable United Kingdom, Dutch and other European regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBHUB INC.

Date: March 12, 2021	By:	/s/ Adam DeWitt
Adam DeWitt
President and Chief Financial Officer